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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 14, 2000

                                VECTOR GROUP LTD.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         1-5759                                       65-0949535
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(Commission File Number)                 (I.R.S. Employer Identification No.)

100 S.E. SECOND STREET, MIAMI, FLORIDA                                 33131
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(Address of principal executive offices)                            (Zip Code)

                                 (305) 579-8000
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              (Registrant's telephone number, including area code)

                                BROOKE GROUP LTD.
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          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS.

         On July 14, 2000, the jury in the ENGLE smoking and health class action trial pending in state court in Dade County, Florida awarded punitive damages of $790 million against Liggett Group Inc. and Brooke Group Holding Inc. Liggett Group and Brooke Group Holding intend to pursue all available post-trial and appellate remedies.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VECTOR GROUP LTD.

                                By: /s/ JOSELYNN VAN SICLEN
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                                    Joselynn Van Siclen
                                    Vice President and Chief Financial Officer

Date:  July 19, 2000